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                          American Performance Funds

                      Supplement Dated September 13, 2001

                          To the All Funds Prospectus
                             Dated January 1, 2001

         To the U.S. Treasury Fund and Cash Management Fund Prospectus
                             Dated January 1, 2001

This supplement provides new and additional information beyond that contained in the prospectus and should be read in conjunction with such prospectus.

Under the heading "Transaction Policies- Valuation of Shares" on page 60 of the All Funds prospectus and page 16 of the U.S. Treasury and Cash Management Funds prospectus the following disclosure is inserted at the end of the paragraph that discloses when NAV is calculated.

From September 13, 2001, until the reopening of the New York Stock Exchange, for the U.S. Treasury Money Market Fund and the Cash Management Fund, a Business Day will be any day that Federal Reserve Wire System is open for business, unless the Fund determines that being open for business is not in the best interest of shareholders.

   Shareholders should retain this supplement with the prospectus for future reference.